                                                                   EXHIBIT 10.23


================================================================================



                                     LEASE

                                    between


                               HHC 1998-1 TRUST,
                                  as Lessor,

                                      and

                   HARBORSIDE OF DAYTON LIMITED PARTNERSHIP,
                                   as Lessee



                          ___________________________

                          Dated as of August 11, 1998
                          ___________________________




================================================================================

THIS LEASE IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF THE CHASE MANHATTAN BANK, AS AGENT (THE "AGENT") FOR THE LENDERS UNDER A CREDIT AGREEMENT, DATED AS OF AUGUST 11, 1998 AMONG HHC 1998-1 TRUST, THE LENDERS, AND THE AGENT, AS AMENDED OR SUPPLEMENTED. THIS LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE OF THE STATE OF NEW YORK), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE AGENT ON THE SIGNATURE PAGE HEREOF.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
SECTION 1.  DEFINITIONS......................................................  1
1.1      Defined Terms.......................................................  1

SECTION 2.  PROPERTY AND TERM................................................  1
2.1      Property............................................................  1
2.2      Lease Term..........................................................  1
2.3      Title...............................................................  1
2.4      Lease Supplements...................................................  1

SECTION 3.  RENT.............................................................  1
3.1      Rent................................................................  1
3.2      Supplemental Rent...................................................  2
3.3      Performance on a Non-Business Day...................................  2

SECTION 4.  UTILITY CHARGES..................................................  2
4.1      Utility Charges.....................................................  2

SECTION 5.  QUIET ENJOYMENT..................................................  3
5.1      Quiet Enjoyment.....................................................  3

SECTION 6.  NET LEASE........................................................  3
6.1      Net Lease; No Setoff; Etc...........................................  3
6.2      No Termination or Abatement.........................................  4

SECTION 7.  OWNERSHIP OF PROPERTY............................................  4
7.1      Ownership of the Property...........................................  4

SECTION 8.  CONDITION OF PROPERTY............................................  6
8.1      Condition of the Property...........................................  6
8.2      Possession and Use of the Property..................................  6

SECTION 9.  COMPLIANCE.......................................................  6
9.1      Compliance with Legal Requirements and Insurance Requirements.......  6
9.2      Environmental Matters...............................................  7

SECTION 10...................................................................  7
10.1     Maintenance and Repair; Return......................................  7
10.2     Right of Inspection.................................................  9
10.3     Environmental Inspection............................................  9

                                                                               Page
                                                                               ----
SECTION 11.  MODIFICATIONS....................................................   9
11.1      Modifications, Substitutions and Replacements.......................   9

SECTION 12.  TITLE............................................................  10
12.1      Warranty of Title...................................................  10
12.2      Grants and Releases of Easements....................................  11

SECTION 13.  PERMITTED CONTESTS...............................................  11
13.1      Permitted Contests Other Than in Respect of Impositions.............  11

SECTION 14.  INSURANCE........................................................  12
14.1      Public Liability and Workers' Compensation Insurance................  12
14.2      Hazard and Other Insurance..........................................  12
14.3      Coverage............................................................  13

SECTION 15.  CONDEMNATION AND CASUALTY........................................  13
15.1      Casualty and Condemnation...........................................  13

SECTION 16.  LEASE TERMINATION................................................  15
16.1      Termination upon Certain Events.....................................  15
16.2      Procedures..........................................................  16

SECTION 17.  DEFAULT..........................................................  16
17.1      Lease Events of Default.............................................  16
17.2      Final Liquidated Damages............................................  17
17.3      Lease Remedies......................................................  18
17.4      Waiver of Certain Rights............................................  19
17.5      Assignment of Rights Under Contracts................................  20
17.6      Remedies Cumulative.................................................  20

SECTION 18.  LESSOR'S RIGHT TO CURE...........................................  20
18.1      Lessor's Right to Cure Lessee's Lease Defaults......................  20

SECTION 19.  LEASE TERMINATION................................................  20
19.1      Provisions Relating to Lessee's Termination of this Lease or
          Exercise of Purchase Option.........................................  20

SECTION 20.  PURCHASE OPTION..................................................  21
20.1      Purchase Option.....................................................  21
20.2      Maturity Date Purchase Option.......................................  21
20.3      Obligation to Purchase All Properties...............................  21

SECTION 21.  SALE OF PROPERTY 21
21.1      Sale Procedure......................................................  21
21.2      Application of Proceeds of Sale.....................................  22

                                                                               Page
                                                                               ----
21.3      Indemnity for Excessive Wear......................................... 23
21.4      Appraisal Procedure.................................................. 23
21.5      Certain Obligations Continue......................................... 23

SECTION 22.  HOLDING OVER...................................................... 24
22.1      Holding Over......................................................... 24

SECTION 23.  RISK OF LOSS...................................................... 24
23.1      Risk of Loss......................................................... 24

SECTION 24.  SUBLETTING AND ASSIGNMENT......................................... 24
24.1      Subletting and Assignment............................................ 24
24.2      Subleases............................................................ 24

SECTION 25.  ESTOPPEL CERTIFICATES............................................. 25
25.1      Estoppel Certificates................................................ 25

SECTION 26.  NO WAIVER......................................................... 25
26.1      No Waiver............................................................ 25

SECTION 27.  ACCEPTANCE OF SURRENDER........................................... 25
27.1      Acceptance of Surrender.............................................. 25

SECTION 28.  NO MERGER OF TITLE................................................ 25
28.1      No Merger of Title................................................... 26

SECTION 29.  NOTICES........................................................... 26
29.1      Notices.............................................................. 26

SECTION 30.  MISCELLANEOUS..................................................... 27
30.1      Miscellaneous........................................................ 27
30.2      Amendments and Modifications......................................... 27
30.3      Successors and Assigns............................................... 27
30.4      Headings and Table of Contents....................................... 27
30.5      Counterparts......................................................... 27
30.6      GOVERNING LAW........................................................ 27
30.7      Limitations on Recourse.............................................. 28
30.8      Memorandum of Lease.................................................. 28
30.9      Priority............................................................. 28
30.10     Ground Lease......................................................... 28

Exhibits

Exhibit A     Lease Supplement
Exhibit B     Memorandum of Lease

          LEASE (this "Lease"), dated as of August 11, 1998, between HHC 1998-1
                       -----
TRUST, a Delaware business trust, as lessor (the "Lessor"), and HARBORSIDE OF
                                                  ------
DAYTON LIMITED PARTNERSHIP, a Massachusetts limited partnership, as lessee (the "Lessee").
 ------

          In consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                1.  DEFINITIONS

          1.1  Defined Terms.  Capitalized terms used herein but not otherwise
               -------------
defined in this Lease shall have the respective meanings specified in Annex A to the Participation Agreement dated as of the date hereof among Lessee, Lessor, Trust Company, Agent, the Investors and the Lenders named therein, as such Participation Agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.


                             2.  PROPERTY AND TERM

          2.1  Property.  Subject to the terms and conditions hereinafter set
               --------
forth and contained in the respective Lease Supplement relating to each Property, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, each Property.

          2.2  Lease Term.  The Property is leased for the Term, unless extended
               ----------
or earlier terminated in accordance with the provisions of this Lease.

          2.3  Title.  The Property is leased to Lessee without any
               -----
representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, the Permitted Exceptions) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in title to the Property.

          2.4  Lease Supplements.  On each Property Closing Date, Lessee and
               -----------------
Lessor shall each execute and deliver a Lease Supplement for the Property to be leased on such date in substantially the form of Exhibit A hereto and thereafter
                                                 ---------
such Property shall be subject to the terms of this Lease.


                                   3.  RENT

          3.1  Rent.  (a)  On each applicable Payment Date occurring after the
               ----
termination of the Construction Period with respect to a Construction Period Property and on each applicable Payment Date after the Property Closing Date with respect to a Completed Property, Lessee shall pay the Basic Rent attributable to such Property.

          (a) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor to such account or accounts at such bank or banks or to such other Person or in such other manner as Lessor shall from time to time direct.

          (b) Neither Lessee's inability or failure to take possession of all, or any portion, of the Property when delivered by Lessor, nor Lessor's inability or failure to deliver all or any portion of the Property to Lessee, whether or not attributable to any act or omission of Lessee or any act or omission of Lessor, or for any other reason whatsoever, shall delay or otherwise affect Lessee's obligation to pay Rent in accordance with the terms of this Lease.

          3.2  Supplemental Rent.  (a) Lessee shall pay to Lessor or the Person
               -----------------
entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent as the same shall become due and payable, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. Lessee shall pay to Lessor as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Legal Requirements, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by Lessor for the period from the due date or the date of any such demand or the date on which the Person entitled thereto is entitled to receive interest thereon (if later than the due date or the date of Lessor's demand), as the case may be, until the same shall be paid. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease or any other Operative Agreement, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

          (a) Lessee shall make a payment of Supplemental Rent equal to the Maximum Residual Guarantee Amount in accordance with Section 21.1(c).

          3.3  Performance on a Non-Business Day.  If any payment is required
               ---------------------------------
hereunder on a day that is not a Business Day, then such payment shall be due on the next succeeding Business Day, unless, in the case of payments based on the Eurodollar Rate, the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.


                              4.  UTILITY CHARGES

          4.1  Utility Charges.  Lessee shall pay, or cause to be paid, all
               ---------------
charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on each Property during the Term. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee and the amount of any credit or refund received by Lessor on account of any utility charges paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for utilities imposed with respect to the Property for a billing period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for each party's pro rata share thereof.


                              5.  QUIET ENJOYMENT

          5.1  Quiet Enjoyment.  So long as no Lease Event of Default shall have
               ---------------
occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy each Property for the Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor.


                                 6.  NET LEASE

          6.1  Net Lease; No Setoff; Etc.  This Lease shall constitute a net
               --------------------------
lease and, notwithstanding any other provision of this Lease, it is intended that Basic Rent and Supplemental Rent shall be paid without counterclaim, setoff, deduction or defense of any kind and without abatement, suspension, deferment, diminution or reduction of any kind, and Lessee's obligation to pay all such amounts is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including, without limitation, to the maximum extent permitted by law: (a) any defect in the condition, merchantability, design, construction, quality or fitness for use of any portion of any Property, or any failure of any Property to comply with all Legal Requirements, including any inability to occupy or use any Property by reason of such non-compliance; (b) any damage to, abandonment, loss, contamination of or Release from or destruction of or any requisition or taking of any Property or any part thereof, including eviction; (c) any restriction, prevention or curtailment of or interference with any use of any Property or any part thereof, including eviction; (d) any defect in title to or rights to any Property or any Lien on such title or rights or on any Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, Investors, Agent or any Lender; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor, Investors, Agent, any Lender or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, Investors, Agent, any Lender or any other Person, or by any court, in any such proceeding; (g) any claim that Lessee has or might have against any Person, including, without limitation, Lessor, Investors, Agent or any Lender; (h) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Agreement or of any other agreement; (i) any invalidity or unenforceability or disaffirmance against or by Lessee of this Lease or any provision hereof or any of the other Operative Agreements or any provision of any thereof; (j) the impossibility of performance by Lessee, Lessor or both; (k) any action by any court, administrative agency or other Governmental Authority; any restriction, prevention or curtailment of or any interference with the construction on or any use of any Property or any part thereof; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. This Lease shall be noncancellable by Lessee for any reason whatsoever except as expressly provided herein, and Lessee, to the extent permitted by Legal Requirements, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as otherwise expressly provided herein, Lessee shall, unless prohibited by Legal Requirements, nonetheless pay to Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing, Lessor will deem this Lease to have remained in effect. Each payment of Rent made by Lessee hereunder shall be final and, absent manifest error in the computation of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, Investors, Agent or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Property and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of Lessee or any subtenant of Lessee on any account or for any reason whatsoever.

          6.2  No Termination or Abatement.  Lessee shall remain obligated under
               ---------------------------
this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting Lessor, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of Lessor or by any court with respect to Lessor, except as otherwise expressly provided herein. Lessee hereby waives all right (i) to terminate or surrender this Lease, except as otherwise expressly provided herein, or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.

                           7.  OWNERSHIP OF PROPERTY

          7.1  Ownership of the Property.  (a) Lessor and Lessee intend that (i)
               -------------------------
for financial accounting purposes with respect to Lessee (A) this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards (SFAS) No. 13, as amended, (B) Lessor will be treated as the owner and lessor of the Property and (C) Lessee will be treated as the lessee of the Property, but (ii) for federal, state and local income tax and remedial purposes
(A) this Lease will be treated as a financing arrangement, (B) the Lenders will be treated as senior lenders making loans to Lessee in an amount equal to the Loans, which Loans will be secured by the Property, (C) Lessor will be treated as a subordinated lender making a loan to Lessee in an amount equal to the Investor Contribution, which loan is secured by the Property, and (D) Lessee will be treated as the owner of the Property and will be entitled to all tax benefits ordinarily available to an owner of property like the Property for such tax purposes.

          (a) Lessor and Lessee further intend and agree that, for the purpose of securing Lessee's obligations for the repayment of the above-described loans,
(i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code and a real property mortgage or deed of trust, as applicable; (ii) the conveyance provided for in Section 2 shall be deemed a grant of a security interest in and a mortgage lien on the Lessee's right, title and interest in the Properties (including the right to exercise all remedies as are contained in the applicable Mortgage and Memorandum of Lease upon the occurrence of a Lease Event of Default) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, for the benefit of the Lessor to secure the Lessee's payment of all amounts owed by the Lessee under this Lease and the other Operative Agreements and Lessor holds title to the Properties so as to create and grant a first lien and prior security interest in each Property (A) pursuant to this Lease for the benefit of the Agent under the Assignment of Lease, to secure to the Agent the obligations of the Lessee under the Lease and (B) pursuant to the Mortgages to secure to the Agent the obligations of the Lessor under the Mortgages and the Notes; (iii) the possession by Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgements, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under applicable law. Lessor and Lessee shall, to the extent consistent with this Lease, take such actions as may be necessary to ensure that, if this Lease were deemed to create a security interest in the Properties in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the Basic Term. Nevertheless, Lessee acknowledges and agrees that none of Lessor, Investors, the Trust Company, Agent, or any Lender has provided or will provide tax, accounting or legal advice to Lessee regarding this Lease, the Operative Agreements or the transactions contemplated hereby and thereby, or made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Agreements, and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Agreements as it deems appropriate.

          (b) Lessor and Lessee further intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting Lessee or Lessor, the transactions evidenced by this Lease shall be regarded as loans made by an unrelated third party lender to Lessee.


                           8.  CONDITION OF PROPERTY

          8.1  Condition of the Property. LESSEE ACKNOWLEDGES AND AGREES THAT IT
               -------------------------
IS RENTING EACH PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR AND SUBJECT TO (A) THE EXISTING STATE OF TITLE,
(B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW AND (D) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF. NONE OF LESSOR, THE INVESTORS, THE AGENT AND ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED, INCLUDING THE CONDITION OF ANY IMPROVEMENTS THEREON, THE SOIL CONDITION, OR ANY ENVIRONMENTAL OR HAZARDOUS MATERIAL CONDITION) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF) AND NONE OF LESSOR, THE INVESTORS, THE AGENT AND ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT.

          8.2  Possession and Use of the Property.  Each Construction Period
               ----------------------------------
Property shall be used in a manner consistent with the Agency Agreement and, after the Completion Date for such Construction Period Property, and after the Property Closing Date for a Completed Property, used by Lessee in the normal course of its operations as a skilled nursing, assisted living, retirement or congregate care facility (or related ancillary businesses, such as rehabilitative therapy, home healthcare and pharmaceutical businesses associated therewith). Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Properties. Lessee shall not commit or permit any waste of any Property or any part thereof.

                                9.  COMPLIANCE

          9.1  Compliance with Legal Requirements and Insurance Requirements.
               -------------------------------------------------------------
Subject to the terms of Section 13 relating to permitted contests, Lessee, at its sole cost and expense, shall (a) comply in all material respects with all Legal Requirements (including all Environmental Laws) and Insurance Requirements relating to each Property, including the use, construction, operation, maintenance, repair and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of each Property, and (b) procure, maintain and comply in all material respects with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, renovation, use, maintenance and operation of each Property and for the use, operation, maintenance, repair and restoration of the Improvements.

          9.2  Environmental Matters.  (a) Promptly upon Lessee's actual
               ---------------------
knowledge of the presence of Hazardous Substances in any portion of a Property in concentrations and conditions that constitute an Environmental Violation, Lessee shall notify Lessor in writing of such condition. In the event of such Environmental Violation, Lessee shall, not later than ninety (90) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor and the Agent an Officer's Certificate and a Termination Notice with respect to such Property pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently undertake any response, clean up, remedial or other action necessary to remove, cleanup or remediate the Environmental Violation in accordance with the terms of Section 9.1. If Lessee does not deliver a Termination Notice with respect to such Property pursuant to
Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by an environmental consultant reasonably acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that such Environmental Violation has been remedied in full compliance with applicable Environmental Laws.

          (a) In addition, Lessee shall provide to Lessor, within five (5) Business Days of receipt, copies of all written communications with any Governmental Authority relating to the material violation of any Environmental Law in connection with any Property. Lessee shall also promptly provide such detailed reports of any such environmental claims as reasonably may be requested by Lessor and the Agent.


                          10.  MAINTENANCE AND REPAIR

          10.1 Maintenance and Repair; Return.  (a) Lessee, at its sole cost
               ------------------------------
and expense, shall maintain each Property in good condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Legal Requirements and Insurance Requirements and on a basis reasonably consistent with the operation and maintenance of commercial properties comparable in type and location to the applicable Property subject, however, to the provisions of Section 15 with respect to Condemnation and Casualty.

          (a) Lessor shall under no circumstances be required to build any Improvements on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Lease or maintain any Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of any Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of any Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenants, condition or restriction at any time in effect.

          (b) Lessee shall, upon the expiration or earlier termination of the Term with respect to a Property (unless the Property is being conveyed to Lessee), vacate, surrender and transfer such Property to Lessor, at Lessee's own expense, free and clear of all Liens other than Permitted Liens and Lessor Liens, in as good condition as they were on the Property Closing Date in the case of a Completed Property or on the Completion Date in the case of a Construction Period Property, ordinary wear and tear excepted, and in compliance with all Legal Requirements and the other requirements of this Lease (and in any event without (x) any asbestos installed or maintained in any part of such Property, (y) any polychlorinated byphenyls (PCBs) in, on or used, stored or located at such Property, and (z) any other Hazardous Substances). Lessee shall provide, or cause to be provided or accomplished, at the sole cost and expense of Lessee, (unless the Property is being conveyed to Lessee) to or for the benefit of Lessor or a purchaser, at least thirty Business Days prior to the expiration or earlier termination of the Term with respect to a Property, each of the following: (i) an endorsement to the title policy issued for such Property showing (A) record title of the Lessor in the leasehold or fee estate, as the case may be, subject to no Liens other than Permitted Liens described in clauses (i),(v) and (viii) of the definition of Permitted Liens, Liens for Taxes not yet due, Liens described in clauses (iii) and (iv) of the definition of Permitted Exceptions and Lessor Liens and (B) the Mortgage as a valid and perfected first lien; (ii) an environmental assessment for such Property satisfying the requirements set forth in Section 10.3 below; (iii) an assignment (to the extent assignable) of all of the Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the construction, renovation, development, use, maintenance or operation of such Property (including all warranty, performance, service and indemnity provisions); (iv) to the extent available, copies of all Plans and Specifications relating to the design, construction, renovation or development of such Property; (v) an assignment (to the extent assignable) of all permits, licenses, approvals and other authorizations from all Governmental Authorities in connection with the construction, operation and use of such Property; (vi) copies of all books and records, and in the case of any Non-Completed Property, all Budgets and construction schedules, with respect to the construction, renovation, maintenance, repair, operation or use of such Property; (vii) in the case of any Non-Completed Property, (x) evidence satisfactory to Lessor that all building materials purchased or contracted for purchase which have not been incorporated into the Improvements at such Property are (A) owned by Lessor free from any Liens, (B) secured, segregated and identifiable (and if stored off-site, the location of such place of storage) and (C) insured under policies in amounts and by insurers reasonably satisfactory to Lessor; (y) evidence satisfactory to Lessor that adequate provision has been made for the protection of materials stored on-site and for the protection of the Improvements, to the extent then constructed, against deterioration and against other loss or damage or theft, and (z) an agreement, in form and substance reasonably satisfactory to Lessor, from all contractors, construction managers, architects, engineers and other designee professionals that each will continue to perform under their respective contracts for the benefit of Lessor or its assignee; and (viii) an estoppel certificate in form and substance reasonably acceptable to Lessor from the ground lessor of any Ground Lease. Lessee shall cooperate with any independent purchaser of such Property in order to facilitate the ownership and operation by such purchaser of such Property after such expiration or earlier termination of the Term, including providing all books, reports and records regarding the maintenance, repair and ownership of such Property and all data and technical information relating thereto. Lessee shall assign to Lessor or to any independent purchaser of such property all licenses necessary for the operation and maintenance of such Property (to the extent assignable) and if requested by Lessor or by such independent purchaser, shall use best efforts in seeking and obtaining all licenses, permits and approvals of Governmental Authorities for the benefit of such independent purchaser necessary for the operation of such Property for the uses set forth in
Section 8.2 hereof. Lessee shall have also paid the total cost for the completion of all Modifications commenced prior to such expiration or earlier termination of the Term. The obligation of Lessee under this Section 10.1(c) shall survive the expiration or termination of this Lease.

          10.2  Right of Inspection.  Lessor may, at reasonable times (but no
                -------------------
more frequently than quarterly unless a Lease Default or Lease Event of Default shall have occurred and be continuing) and with reasonable prior notice, enter upon, inspect and examine at its own cost and expense (unless a Lease Event of Default exists, in which case the out-of-pocket costs and expenses of Lessor shall be paid by Lessee), any Property. Lessor shall have no duty to make any such inspection or inquiry and shall not incur any liability or obligation by reason of not making any such inspection or inquiry.

          10.3  Environmental Inspection.  During the period commencing on the
                ------------------------
date which is 12 months prior to the Maturity Date (unless Lessee has previously irrevocably exercised the Maturity Date Purchase Option), and terminating on the date which is thirty Business Days prior to surrender of possession of a Property, Lessor shall, at Lessee's sole cost and expense, obtain a report by the Environmental Engineer or such other environmental consultant reasonably selected by Lessor certifying that each Property or any portion thereof (i) does not contain Hazardous Substances under circumstances or in concentrations that could result in a violation of or liability under any Environmental Law and (ii) is in compliance with all Environmental Laws. If such is not the case, then Lessee shall be deemed to have irrevocably exercised the Maturity Date Purchase Option pursuant to Section 20.2.


                              11.  MODIFICATIONS

          11.1  Modifications, Substitutions and Replacements.  (a)  So long as
                ---------------------------------------------
no Lease Event of Default has occurred and is continuing, Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to a Property or any part thereof (collectively, "Modifications"); provided, that: (i) except for any Modification
                -------------    --------
required to be made pursuant to a Legal Requirement or an Insurance Requirement, no Modification, individually, or when aggregated with any (A) other Modification to such Property or (B) grant, dedication, transfer or release pursuant to Section 12.2, shall impair the value of such Property or the utility or useful life of such Property from that which existed immediately prior to such Modification; (ii) the Modification shall be performed expeditiously and in a good and workmanlike manner; (iii) Lessee shall comply with all Legal Requirements (including all Environmental Laws) and Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy, and the structural integrity of such Property shall not be adversely affected; (iv) Lessee shall maintain or cause to be maintained builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of Section 13 relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to the Modification; (vi) such Modifications shall comply with Sections 8.2 and 10.1 and shall not change the primary character of such Property; and (vii) no Improvements shall be demolished, except to the extent such demolition does not impair the value, utility or useful life of such Property or is replaced with Improvements of at least equivalent value. All Modifications (other than those that may be readily removed without impairing the value, utility or remaining useful life of such Property) shall remain part of the realty and shall be subject to this Lease, and title thereto shall immediately vest in Lessor. So long as no Lease Event of Default has occurred and is continuing, Lessee may place upon a Property any inventory, trade fixtures, machinery, equipment or other property belonging to Lessee or third parties and may remove any inventory, trade fixtures, machinery, equipment or other personal property, whether placed thereon by Lessee or otherwise located thereon (or cause Lessor to remove the same, to the extent owned by Lessor) at any time during the term of this Lease; provided that the removal of such inventory, trade fixtures,
               --------
machinery, equipment or other property, or their respective operations, does not materially impair the value, utility or remaining useful life of such Property unless appropriate replacements having at least equal value, utility and remaining useful life are provided therefor.

          (a) Following the Completion Date with respect to any Construction Period Property, or the Property Closing Date with respect to any Completed Property, Lessee shall notify Lessor of the undertaking of any construction, repairs or alterations to a Property the cost of which is anticipated to exceed $1,000,000. Prior to undertaking any such construction or alterations, Lessee shall deliver to Lessor (i) a brief narrative of the work to be done and a copy of the plans and specifications relating to such work; and (ii) an Officer's Certificate stating that such work when completed will not impair the value, utility or remaining life of such Property. Lessor, by itself or its agents, shall have the right, but not the obligation, from time to time at reasonable times, upon reasonable prior notice to inspect such construction to ensure that the same is completed consistent with the plans and specifications.

          (b) Following the Completion Date with respect to any Construction Period Property, or the Property Closing Date with respect to any Completed Property, Lessee shall not without the consent of Lessor undertake any construction or alterations to such Property (other than construction or alterations required for compliance with any Legal Requirement) if such construction or alterations cannot, in the reasonable judgement of Agent, be completed on or prior to the date that is twelve months prior to the Expiration Date unless Lessee has irrevocably exercised the Maturity Date Purchase Option.

                                  12.  TITLE

          12.1  Warranty of Title.  (a)  Lessee agrees that, except as otherwise
                -----------------
provided herein and subject to the terms of Section 13 relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Property or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Agent pursuant to the Credit Agreement, other than Permitted Liens. Lessee shall promptly notify Lessor in the event it receives knowledge that a Lien (other than a Permitted Lien) exists with respect to the Property.

          (a) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING ANY PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO ANY PROPERTY.

          12.2  Grants and Releases of Easements.  Provided that no Lease Event
                --------------------------------
of Default shall have occurred and be continuing and subject to the provisions of Sections 8, 9, 10 and 11, Lessor hereby consents to the following actions by Lessee, in the name and stead of Lessor, but at Lessee's sole cost and expense:
(a) the granting (and subordination of the Lien of the Mortgage thereto) of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the construction, use, repair, renovation or maintenance of any Property as herein provided; (b) the release (free and clear of the Lien of the Mortgage) of existing easements or other rights in the nature of easements which are for the benefit of any Property; (c) the dedication or transfer (and subordination of the Lien of the Mortgage thereto) of unimproved portions of any Property for road, highway or other public purposes; (d) the execution of petitions to have any Property annexed to any municipal corporation or utility district; and (e) the execution of amendments to any covenants and restrictions affecting any Property; provided, that in each case Lessee shall have delivered to Lessor an Officer's
--------
Certificate stating that: (i) such grant, release, dedication or transfer does not impair the value or utility or remaining useful life of the applicable Property, (ii) such grant, release, dedication or transfer is necessary in connection with the construction, use, maintenance, alteration, renovation or improvement of the applicable Property, (iii) Lessee shall remain obligated under this Lease and under any instrument executed by Lessee consenting to the assignment of Lessor's interest in this Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication or transfer, had not been effected and (iv) Lessee shall pay and perform any obligations of Lessor under such grant, release, dedication or transfer. Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall have occurred and be continuing, Lessor shall, upon the request of Lessee, and at Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication or transfer to any Person permitted under this Section.


                            13.  PERMITTED CONTESTS

          13.1  Permitted Contests Other Than in Respect of Impositions.  Except
                -------------------------------------------------------
to the extent otherwise provided for in Section 12.2 of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, or utility charges payable pursuant to Section 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) the commencement and continuation of such proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against the applicable Properties, Lessor, the Agent, the Investors and the Lenders; (b) there shall be no risk of the imposition of a Lien (other than a Permitted Lien) on any Property and no part of any Property nor any Rent would be in any danger of being sold, forfeited, lost or deferred during the pendency of such proceedings; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or civil liability on Lessor, the Agent or any Lender for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the earlier of the Maturity Date and the Expiration Date for the applicable Property, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this Section 13.1. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.


                                14.  INSURANCE

          14.1  Public Liability and Workers' Compensation Insurance.  During
                ----------------------------------------------------
the Term, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on each Property. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by owners of similar properties, that are in accordance with normal industry practice. The policy shall be endorsed to name Lessor, the Trust Company, the Investors, the Agent and the Lenders as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor, the Trust Company, the Agent or the Lenders may have in force. Lessee shall, in the operation of the Property, comply with the applicable workers' compensation laws and protect Lessor against any liability under such laws.

          14.2  Hazard and Other Insurance.  (a)  During the Term, Lessee shall
                --------------------------
keep with respect to each Property an All Risk policy of insurance for loss or damage in amounts equal to the actual replacement cost of the Improvements and betterments and/or building value, if applicable. So long as no Lease Event of Default exists, any loss payable under the insurance policy required by this Section will be paid to and adjusted solely by Lessee, subject to Section 15.

          (a) If at any time during the Term the area in which any Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973 or any amendments or supplements thereto, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as may be amended. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement, concerning flood insurance to the extent that it applies to any Property. Coverage shall be maintained in an amount equal to the insurable replacement cost of the Improvements and betterments and/or building value, if applicable.

          (b) Notwithstanding the provisions of Section 14.2, with respect to each Construction Period Property, at all times until the Completion Date with respect to such Construction Period Property, Lessee shall maintain (i) a standard builder's all risk policy (completed value non-reporting form) for not less than the full insurable amount of the work to be performed and equipment, supplies and materials to be furnished, which policy shall contain a stated value endorsement so that no co-insurance provision shall be applicable to any loss thereunder and shall contain such endorsements and shall be in such form as the Agent shall reasonably require and (ii) such other coverage and in such amounts as the Agent shall reasonably require.

          14.3  Coverage.  (a)  Lessee shall furnish Lessor with certificates
                --------
showing the insurance required under Sections 14.1 and 14.2 to be in effect and naming Agent, the Lenders, the Lessor, the Investors, and the Trust Company as an additional insured with respect to liability insurance and showing the mortgagee endorsement required by Section 14.3(c). All such insurance shall be at the cost and expense of Lessee. Such certificates shall include a provision in which the insurer agrees to provide thirty (30) days' advance written notice by the insurer to Lessor and the Agent in the event of cancellation or modification of such insurance that could be adverse to the interests of Lessor, the Trust Company or the Agent. If a Lease Event of Default has occurred and is continuing and Lessor so requests, Lessee shall deliver to Lessor copies of all insurance policies required by this Lease to be held and applied by Lessor toward payment of the cost of Restoration in accordance with Section 15.1(e).

          (a) Lessee agrees that the insurance policy or policies required by this Lease shall include an appropriate clause pursuant to which such policy shall provide that it will not be invalidated should Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy. Lessee hereby waives any and all such rights against Lessor, the Trust Company, the Investors, the Agent and the Lenders to the extent of payments made under such policies.

          (b) All insurance policies required by Section 14.2 shall include a "New York" or standard form mortgagee endorsement in favor of the Agent; the Agent, as its interests may appear shall be named as "Morgagee" and "loss payee", accordingly.

          (c) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Lease except that Lessor may carry separate liability insurance so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Lease to be subject to a coinsurance exception of any kind.

          (d) Lessee shall pay as they become due all premiums for the insurance required by this Lease, shall renew or replace each policy prior to the expiration date thereof and shall promptly deliver to Lessor and the Agent certificates for renewal and replacement policies.


                        15.  CONDEMNATION AND CASUALTY

          15.1  Casualty and Condemnation.  (a)  Subject to the provisions of
                -------------------------
this Section 15 and Section 16 (in the event Lessee delivers, or is obligated to deliver, a Termination Notice), and prior to the occurrence and continuation of a Lease Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any award, compensation or insurance proceeds to which Lessee or Lessor may become entitled by reason of their respective interests in a Property (i) if all or a portion of such Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to such Property or any part thereof is the subject of a Condemnation; provided,
                                                               --------
however, if a Lease Default shall have occurred and be continuing such award,
-------
compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor, and provided further that in the event of any Casualty or
                      -------- -------
Condemnation, the estimated cost of restoration of which is in excess of 25% of the aggregate Project Costs for such Property, any such award, compensation or insurance proceeds shall be paid directly to Lessor, or if received by Lessee, shall be held in trust for Lessor and shall be paid over by Lessee to Lessor to be held and applied by Lessor toward payment of the cost of restoration in accordance with Section 15.1(e).

          (a) So long as no Lease Event of Default has occurred and is continuing, Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof; provided that if the estimated cost of restoration of the
                  --------
Property or the payment on account of such proceeding or action is in excess of 25% of the aggregate Project Costs for such Property, then Lessor shall be entitled to participate in any such proceeding or action. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

          (b) If Lessor or Lessee shall receive notice of a Casualty or a possible Condemnation of a Property or any interest therein, Lessor or Lessee, as the case may be, shall give notice thereof to the other and to the Agent promptly after the receipt of such notice.

          (c) In the event of a Casualty or receipt of notice by Lessee or Lessor of a Condemnation, Lessee shall, not later than thirty (30) days after such occurrence, deliver to Lessor and the Agent an Officer's Certificate stating that either (i) (x) such Casualty is not a Significant Casualty or (y) such Condemnation is neither a Total Condemnation nor a Significant Condemnation and that this Lease shall remain in full force and effect with respect to the applicable Property and, at Lessee's sole cost and expense, Lessee shall promptly and diligently restore the applicable Property in accordance with the terms of Section 15.1(e) or (ii) this Lease shall terminate with respect to the applicable Property in accordance with Section 16.1.

          (d) If pursuant to this Section 15.1, this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the affected Property, Lessee shall, at its sole cost and expense, promptly and diligently repair any damage to the applicable Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1 using the as-built plans and specifications for the applicable Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and all applicable Legal Requirements) so as to restore the applicable Property to the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation. In such event, title to the applicable Property shall remain with Lessor. Lessor shall make disbursements from time to time of any award, compensation or insurance proceeds held by it to Lessee for application to the cost of restoration subject to the following conditions: (i) Lessor shall have received a fully executed counterpart of a Requisition requesting funds in an amount not exceeding the cost of work completed or incurred since the last disbursement, together with reasonably satisfactory evidence of the stage of completion and of performance of the work in a good and workman-like manner and in accordance with the as-built plans and specifications, (ii) at the time of any such disbursement, no Lease Event of Default shall have occurred and be continuing, and no mechanic's or materialmen's liens shall have been filed and remain undischarged, except those discharged by the disbursement of the requested funds or bonded, (iii) Lessor shall be reasonably satisfied that sufficient funds are available to complete such restoration and (iv) title to the Project shall conform to the representation set forth in Section 7.7 (b) of the Participation Agreement. Provided no Lease Default shall have occurred and be continuing, any award, compensation or insurance proceeds remaining after restoration of the Project as herein provided shall be paid to Lessee.

          (e) In no event shall a Casualty or Condemnation with respect to which this Lease remains in full force and effect under this Section 15.1 affect Lessee's obligations to pay Rent pursuant to Section 3.1.

          (f) Notwithstanding anything to the contrary set forth in Section 15.1(a) or Section 15.1(e), if during the Term a Casualty occurs with respect to a Property or Lessee receives notice of a Condemnation with respect to a Property, and following such Casualty or Condemnation, such Property cannot reasonably be restored on or before the date which is twelve months prior to the Maturity Date to substantially the same condition as existed immediately prior to such Casualty or Condemnation or before such day such Property is not in fact so restored, then Lessee shall exercise its Purchase Option with respect to such Property on the next Payment Date or irrevocably agree in writing to exercise the Maturity Date Purchase Option with respect to such Property, and in either such event Casualty or Condemnation proceeds shall be paid to the Agent, which shall pay such funds to Lessee upon the closing of the purchase of such Property.


                            16.  LEASE TERMINATION

          16.1  Termination upon Certain Events.  (a) Lessee shall be obligated
                -------------------------------
to deliver a written notice in the form described in Section 16.2(a) (a "Termination Notice") of the termination of this Lease with respect to any
 ------------------
Property (i) within thirty (30) days after Lessee receives notice of a Total Condemnation with respect to any such Property or (ii) promptly after the occurrence of a Significant Environmental Event with respect to any such Property.

          (a) If: (i) Lessee or Lessor shall have received notice of a Condemnation, and Lessee shall have delivered to Lessor an Officer's Certificate that such Condemnation is a Significant Condemnation; or (ii) a Casualty occurs, and Lessee shall have delivered to Lessor an Officer's Certificate that such Casualty is a Significant Casualty; or (iii) an Environmental Violation occurs with respect to any Property and Lessee shall have delivered to Lessor an Officer's Certificate that this Lease shall terminate with respect to such Property; then, Lessee shall, simultaneously with the delivery of the Officer's Certificate pursuant to the preceding clause (i), (ii) or (iii), deliver a Termination Notice with respect to the affected Property.

          16.2  Procedures.  (a)  A Termination Notice shall contain:  (i)
                ----------
notice of termination of this Lease with respect to the affected Property on a date not more than thirty (30) days after Lessor's receipt of such Termination Notice (the "Termination Date"); (ii) a binding and irrevocable agreement of
             ----------------
Lessee to pay the Termination Value and purchase such Property on such Termination Date and (iii) the Officer's Certificate described in Section 16.1(b).

          (a) On the Termination Date, Lessee shall pay to Lessor the Termination Value for the applicable Property, including all amounts owing in respect of Rent for such Property (including Supplemental Rent) theretofore accruing and Lessor shall convey such Property to Lessee (or Lessee's designee) all in accordance with Section 19.1.


                                 17.  DEFAULT

          17.1  Lease Events of Default.  If any one or more of the following
                -----------------------
events (each a "Lease Event of Default") shall occur:
                ----------------------

          (a) Lessee shall fail to make payment of (i) any Basic Rent or any Supplemental Rent representing amounts owed under the Credit Agreement or the other Credit Documents within five (5) days after the same has become due and payable or (ii) any Maximum Residual Guarantee Amount, Purchase Option Price or Termination Value after the same has become due and payable; or

          (b) Lessee shall fail to make payment of any other Supplemental Rent due and payable within five (5) days after receipt of notice thereof; or

          (c) Lessee shall fail to maintain insurance as required by Section 14; or

          (d) Lessee or any Guarantor shall default in the observance or performance of any term, covenant or condition of Lessee or any Guarantor, respectively, under this Lease, the Participation Agreement, the Guarantee or any other Operative Agreement to which it is a party (other than those set forth in Section 17.1(a), (b), (c) or (h) hereof) and such default shall continue unremedied for a period of thirty days or any representation or warranty by Lessee or any Guarantor, respectively, set forth in this Lease, the Guarantee or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (e) an Agency Agreement Event of Default shall have occurred and be continuing; or

          (f) Lessee or the Guarantor shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, (iii) make a general assignment for the benefit of its creditors,
     (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for Lessee or the Guarantor or the whole or a substantial part of its property within sixty (60) days after such appointment, or (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof; or

          (g) insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof shall be filed against Lessee or the Guarantor and not dismissed within sixty (60) days from the date of its filing, or a court of competent jurisdiction shall enter an order or decree appointing, without its consent of, a receiver of

     Lessee or the Guarantor or the whole or a substantial part of its property, and such order or decree shall not be vacated or set aside within ninety
     (90) days from the date of the entry thereof; or

          (h) a Credit Agreement Event of Default (other than a Credit Agreement Event of Default set forth in Section 6.1(d)) shall have occurred and be continuing; or

          (i) an Event of Default under and as defined in the Senior Secured Credit Agreement shall have occurred and be continuing;

then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this Section 17 and in Section 18.1, terminate this Lease by giving Lessee ten (10) days notice of such termination, and this Lease shall terminate. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor, including fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

          17.2  Final Liquidated Damages.  If a Lease Event of Default shall
                ------------------------
have occurred and be continuing, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under
Section 13 of the Participation Agreement, and in lieu of all damages beyond the date of such demand the sum of (a) the Termination Value, plus (b) all other amounts owing in respect of Rent and Supplemental Rent theretofore accruing under this Lease. In addition, if a Lease Event of Default shall have occurred and be continuing, Lessee shall have the right to pay, without regard to Lessor's demand, as and for final liquidated damages, but exclusive of the indemnities payable under Section 13 of the Participation Agreement, and in lieu of all damages beyond the date of such payment, the sum of (i) the Termination Value, plus (ii) all other amounts owing in respect of Rent and Supplemental Rent theretofore accruing under this Lease. Upon payment of the amount specified pursuant to the first or second sentence of this Section 17.2, Lessee shall be entitled to receive from Lessor, at Lessee's request and cost, an assignment of Lessor's right, title and interest in the Properties, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the Mortgages and other Security Documents. Lessee (or Lessee's designee) shall execute and deliver to Lessor an assumption of all of Lessor's obligations under the Ground Leases, if any. The Properties shall be quitclaimed to Lessee (or Lessee's designee) "AS IS" and in their then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided,
                                                                   --------
that Lessee shall not be entitled to receive an assignment of Lessor's interest under the Ground Leases, if any, or in the Properties unless Lessee shall have paid in full the Termination Value of each of the Properties.

          17.3  Lease Remedies.  Lessor and Lessee intend that for commercial
                --------------
law and bankruptcy law purposes, this Lease will be treated as a financing arrangement, as set forth in Section 7. If, as a result of applicable state law, which cannot be waived, this Lease is deemed to be a lease of the Properties, rather than a financing arrangement, and Lessor is unable to enforce the remedies set forth in Section 17.2, the following remedies shall be available to Lessor:

          (a)  Surrender of Possession.  If a Lease Event of Default shall have
               -----------------------
     occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall, upon thirty (30) days written notice, surrender to Lessor possession of the Property and Lessee shall quit the same. Lessor may enter upon and repossess the Property by such means as are available at law or in equity, and may, subject to the provisions of applicable law, remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Property. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law.

          (b)  Reletting. If a Lease Event of Default shall have occurred and be
               ---------
     continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessor may, but shall be under no obligation to, relet all, or any portion, of the Property, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to Lessee for any failure to relet the Property or for any failure to collect any rent due upon such reletting.

          (c)  Damages.  None of (i) the termination of this Lease pursuant to
               -------
     Section 17.1; (ii) the repossession of the Property; or (iii) except to the extent required by applicable law, the failure of Lessor to relet all, or any portion, of the Property, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to
     Section 17.1, Lessee shall forthwith pay to Lessor all Basic Rent and other sums due and payable hereunder to and including the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to Section 17.1 and until the end of the Term or what would have been the Term in the absence of such termination, Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of the Property or any portion thereof; provided that Lessee's obligation to make
                                      --------
     payments of Basic Rent and Supplemental Rent under this Section 17.3 shall continue only so long as Lessor shall not have received the amounts specified in Section 17.2. In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, the Agent's and any Lenders' expenses in connection therewith, including repossession costs, brokerage commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this Section 17.3, such amounts shall be regarded as amounts paid on account of Rent.

          (d)   Acceleration of Rent.  If a Lease Event of Default shall have
                --------------------
     occurred and be continuing, and this Lease shall not have been terminated pursuant to Section 17.1, and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.3(c), Lessor may upon written notice to Lessee accelerate all payments of Basic Rent due hereunder and, upon such acceleration, Lessee shall immediately pay Lessor, as and for final liquidated damages and in lieu of all current liquidated damages on account of such Lease Event of Default beyond the date of such acceleration (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the sum of (a) all Basic Rent (assuming interest at a rate per annum equal to the Overdue Rate), as applicable, due from the date of such acceleration until the end of the Term, plus (b) the Maximum Residual Guarantee Amount that would be payable
           ----
     under Section 21.1(c) assuming the proceeds of the sale pursuant to such
     Section 21.1(c) are equal to zero, which sum is then discounted to present value at a rate equal to the rate then being paid on United States treasury securities with maturities corresponding to the then remaining Term. Following payment of such amount by Lessee, Lessee will be permitted to stay in possession of the Property for the remainder of the Term, subject to the terms and conditions of this Lease, including the obligation to pay Supplemental Rent, provided that no further Lease Event of Default shall occur and be continuing, following which Lessor shall have all the rights and remedies set forth in this Section 17 (but not including those set forth in this Section 17.3). If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law.

          17.4  Waiver of Certain Rights.  If this Lease shall be terminated
                ------------------------
pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by law,
(a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Section 17.

          17.5  Assignment of Rights Under Contracts.  If a Lease Event of
                ------------------------------------
Default shall have occurred and be continuing and if Lessee shall be obligated to surrender to Lessor possession of the Property, whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the construction, renovation, development, use or operation of the Property (including all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the construction, renovation, and operation of the Property.

          17.6  Remedies Cumulative.  The remedies herein provided shall be
                -------------------
cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise including, without limitation, any mortgage foreclosure remedies contained in the Memorandum of Lease.


                          18.  LESSOR'S RIGHT TO CURE

          18.1  Lessor's Right to Cure Lessee's Lease Defaults.  Lessor, without
                ----------------------------------------------
waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including the failure by Lessee to maintain any insurance required by Section 14, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon any Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All out-of-pocket costs and expenses so incurred (including the fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand as Supplemental Rent.


                            19.  LEASE TERMINATION

          19.1  Provisions Relating to Lessee's Termination of this Lease or
                ------------------------------------------------------------
Exercise of Purchase Option.  In connection with any termination of this Lease
---------------------------
with respect to any Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option or Maturity Date Purchase Option, upon the date on which this Lease is to terminate with respect to the applicable Property or upon the Expiration Date with respect to the applicable Property, and upon tender by Lessee of the amounts set forth in
Section 16.2(b), 20.1 or 20.2, as applicable:

          (a) Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment of Lessor's entire interest in the applicable Properties, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the applicable Mortgage and other Security Documents and any Lessor Liens; and

          (b) The applicable Property shall be conveyed to Lessee "AS IS" and in then present physical condition.


                             20.  PURCHASE OPTION

          20.1  Purchase Option.  Provided that no Lease Default or Lease Event
                ---------------
of Default shall have occurred and be continuing, Lessee shall have the option (exercisable by giving Lessor irrevocable written notice (the "Purchase Notice")
                                                               ---------------
of Lessee's election, which election shall be
irrevocable, to exercise such option not less than ten (10) days prior to the date of purchase pursuant to such option) to purchase one or more of the Properties on the date specified in such Purchase Notice, which date must occur prior to the date which is twelve months prior to the Maturity Date, at a price equal to the Termination Value (the "Purchase Option Price") (which the parties
                                     ---------------------
do not intend to be a "bargain" purchase price) of such Property. If Lessee exercises its option to purchase one or more of the Properties pursuant to this
Section 20.1 (the "Purchase Option"), Lessor shall quitclaim to Lessee or
                   ---------------
Lessee's designee all of Lessor's right, title and interest in and to such Property as of the date specified in the Purchase Notice upon receipt of the Purchase Option Price, including all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, in accordance with Section 19.1.

          20.2  Maturity Date Purchase Option.  Not less than twelve months
                -----------------------------
prior to the Maturity Date, Lessee may give Lessor and Agent irrevocable written notice (the "Maturity Date Election Notice") that Lessee is electing to exercise
             -----------------------------
the Maturity Date Purchase Option. If Lessee does not give a Maturity Date Election Notice on or before the date twelve months prior to the Maturity Date, then Lessee shall be obligated to remarket the Properties pursuant to Section
21. If Lessee has elected to exercise the Maturity Date Purchase Option, then on the Maturity Date Lessee shall pay to Lessor an amount equal to the Termination Value for all the Properties (which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amount, including all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, Lessor shall transfer to Lessee or Lessee's designee all of Lessor's right, title and interest in and to the Properties in accordance with Section 19.1.

          20.3  Obligation to Purchase All Properties.  If on the date which is
                -------------------------------------
twelve months prior to the Maturity Date the then Termination Value of all the Properties is less than the Maximum Purchase Option Amount, then on the Maturity Date Lessee shall be required to exercise its Purchase Option on the Maturity Date with respect to all remaining Properties.


                             21.  SALE OF PROPERTY

          21.1  Sale Procedure.  (a)  With respect to each Property, at the
                --------------
expiration of the Term, unless Lessee shall have elected to purchase such Property and has paid the Purchase Option Price with respect thereto, or otherwise terminated this Lease with respect thereto and paid the Termination Value with respect thereto, Lessee shall (i) pay to Lessor the Maximum Residual Guarantee Amount for such Property, and (ii) to the extent that Lessor has not elected to retain the Property, sell such Property to one or more third parties for cash in accordance with Section 21.1(b).

          (a) During the Marketing Period, Lessee, as nonexclusive broker for Lessor, shall use its best efforts to obtain bids for the cash purchase of each Property being sold for the highest price available in the relevant market, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for such Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may request from time to time.

Lessor may reject any and all bids and may assume sole responsibility for obtaining bids by giving Lessee written notice to that effect; provided,
                                                               --------
however, that notwithstanding the foregoing, Lessor may not reject a bid if such
-------
bid, together with any amounts to be paid pursuant to Section 21.3, is greater than or equal to the sum of the Limited Deficiency Amount and all costs and expenses referred to in Section 21.2(i) and is a bona fide offer by a third party purchaser who is not an Affiliate of Lessee. If the price which a prospective purchaser shall have offered to pay for all or any of the Properties is less than the sum of the Limited Deficiency Amount and all costs and expenses referred to in Section 21.2(i), Lessor may elect to retain the Property by giving Lessee at least two Business Days' prior written notice of Lessor's election to retain the Property, and upon receipt of such notice, Lessee shall surrender the Property to Lessor pursuant to Section 10.1(c). Unless Lessor shall have elected to retain the Property pursuant to the preceding sentence, Lessor shall sell the Property free of any Lessor Liens attributable to it, without recourse or warranty, for cash to the purchaser or purchasers identified by Lessee or Lessor, as the case may be. Lessee shall surrender the Property so sold to each purchaser in the condition specified in Section 10.1.

          (b) On each date during the Marketing Period on which a Property is sold pursuant to Section 21.1(b), and on the Maturity Date with respect to any Properties remaining unsold, Lessee shall pay to Lessor the Maximum Residual Guarantee Amount for such Property.

          (c) If within six (6) months after the expiration of the Term, Lessor shall sell all of the Properties, then to the extent net sale proceeds from the sale of the Properties are available after payment (i) to the Indemnified Parties of all costs, expenses, fees, commissions, transfer taxes and recording costs with respect to the operation, maintenance, repair, transfer, sale, financing and administration of the Properties incurred by any Indemnified Party, (ii) to the Lenders of the outstanding amount of the Tranche B Notes and any and all accrued and unpaid interest thereon at the Overdue Rate or otherwise, and (iii) to the Investors of the unreturned Investor Contribution and any and all accrued and unpaid Investor Return thereon at the Overdue Rate or otherwise, such excess proceeds shall be paid to Lessee within thirty (30) days after the sale of the last Property.

          21.2  Application of Proceeds of Sale.  Lessor shall apply the
                -------------------------------
proceeds of sale of each Property in the following order of priority:

                (i)  FIRST, to pay or to reimburse Lessor for the payment of all
                     -----
     reasonable costs and expenses incurred by Lessor in connection with the sale; and

                (ii) SECOND, the balance shall be paid to the Agent to be
                     ------
     applied pursuant to the provisions of the Credit Agreement.

          21.3  Indemnity for Excessive Wear.  If the proceeds of the sale
                ----------------------------
described in Section 21.1(b) with respect to any Property, less all expenses incurred by Lessor in connection with such sale, shall be less than the Limited Deficiency Amount for such Property at the time of such sale and if it shall have been determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of such Property shall have been impaired by greater than expected wear and tear during the Term, Lessee shall pay to Lessor within ten (10) days after receipt of Lessor's written statement (i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Net Sale Proceeds Shortfall, whichever amount is less. Any Appraisal Procedure shall be commenced within ten (10) days after Lessor delivers written notice to Lessee that the proceeds of such sale, less all expenses incurred by Lessor, shall be less than the Limited Deficiency Amount and that Lessor is requiring an appraisal to be obtained pursuant to this Section 21.3 and Section 21.4 hereof.

          21.4  Appraisal Procedure.  For determining the Fair Market Sales
                -------------------
Value of a Property or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor
                                               -------------------
and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure, and if they cannot agree within ten (10) days, then two qualified appraisers, one chosen by Lessee and one chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two shall be discarded and such average shall be binding on Lessor and Lessee; provided that if the highest appraisal
                                       --------
and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of all of the appraisers shall be paid by the Lessee.

          21.5  Certain Obligations Continue.  During the Marketing Period, the
                ----------------------------
obligation of Lessee to pay Rent with respect to each Property (including the installment of Basic Rent due on the Maturity Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, the Maximum Residual Guarantee Amount, if any, the amount due under Section 21.3, if any, and all other amounts due to Lessor with respect to the Property. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Section 21.


                               22.  HOLDING OVER

          22.1  Holding Over.  If Lessee shall for any reason remain in
                ------------
possession of a Property after the expiration or earlier termination of this Lease (unless the Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to such Property and Lessee shall continue to pay Basic Rent at an annual rate equal to the rate payable hereunder immediately preceding such expiration or earlier termination; provided, however, that from and after the sixtieth
                        --------  -------
(60th) day Lessee shall remain in possession of such Property after such expiration or earlier termination, Lessee shall pay Basic Rent at an annual rate equal to two hundred percent (200%) of the Basic Rent payable hereunder immediately preceding such expiration or earlier termination. Such Basic Rent shall be payable from time to time upon demand by Lessor. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Property. Nothing contained in this Section 22 shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to any Property and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of any Property or exercising any other remedy available to Lessor at law or in equity.

                               23.  RISK OF LOSS

          23.1  Risk of Loss.   The risk of loss of or decrease in the enjoyment
                ------------
and beneficial use of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.


                        24.  SUBLETTING AND ASSIGNMENT

          24.1  Subletting and Assignment.  Lessee may not assign this Lease or
                -------------------------
any of its rights or obligations hereunder in whole or in part. Lessee may, without the consent of Lessor, sublease the Property or a portion thereof to any Person. No sublease or other relinquishment of possession of the Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to the Property, or any portion thereof, so sublet. Any sublease of the Property shall be made subject to and subordinate to this Lease and to the rights of Lessor hereunder, shall expire prior to the expiration of the Term and shall expressly provide for the surrender of the Property after a Lease Event of Default hereunder.

          24.2  Subleases.  Promptly following the execution and delivery of any
                ---------
sublease permitted by this Section 24, Lessee shall deliver a copy of such executed sublease to Lessor and the Agent.


                          25.  ESTOPPEL CERTIFICATES

          25.1  Estoppel Certificates.  Each party hereto agrees at any time and
                ---------------------
from time to time upon not less than twenty (20) days' prior request by the other party, it shall furnish to such other party a certificate signed by an individual having the office of vice president or higher in the Certifying Party certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not any party hereto is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as may be reasonably requested. Any such certificate furnished by any party hereto pursuant to this Section 25 may be relied upon by such other party hereto, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to such other party (or any Affiliate thereof), provided that no such certificate may be requested unless the requesting party has a good faith reason for such request.


                                26.  NO WAIVER

          26.1  No Waiver.  No failure by Lessor or Lessee to insist upon the
                ---------
strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.


                         27.  ACCEPTANCE OF SURRENDER

          27.1  Acceptance of Surrender.  (a) As of the Expiration Date, if any
                -----------------------
Default shall have occurred and be continuing under the Lease or the representations and warranties set forth in Section 7.5 of the Participation Agreement shall not be true and correct in all material respects, then Lessee shall be deemed to have irrevocably exercised the Maturity Date Purchase Option pursuant to Section 20.2.

          (a) Except as otherwise expressly provided in this Lease, no surrender to Lessor of this Lease or of all or any portion of the Property or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and, prior to the payment or performance of all obligations under the Credit Documents, the Agent, and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.


                            28.  NO MERGER OF TITLE

          28.1  No Merger of Title.  There shall be no merger of this Lease or
                ------------------
of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part,
(a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) the fee estate in the Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person, or (c) a beneficial interest in Lessor.


                                 29.  NOTICES

          29.1  Notices.  Unless otherwise specifically provided herein, all
                -------
notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person to be effective shall be in writing (including by Facsimile transmission) and shall be deemed to have been duly given or made (a) when delivered by hand,
(b) one Business Day after delivery to such nationally recognized courier service specifying overnight delivery, (c) three Business Days after being deposited in the mail, certified or registered, postage prepaid or (d) in the case of Facsimile notice, when received, addressed to such Person as indicated:

          If to Lessee:    c/o Harborside Healthcare Corporation
                           470 Atlantic Avenue
                           Boston, Massachusetts  02210
                           Attention:  William H. Stephan
                           Telecopy:  (617) 556-1565

          With a copy to:  Gibson, Dunn & Crutcher LLP
                           200 Park Avenue
                           New York, New York  10166
                           Attention:  Janet Vance, Esq.
                           Telecopy:  (212) 351-4035

          If to Lessor:    Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, Delaware 19890-0001
                           Attention:  Corporate Trust Administration
                           Telecopy:   (302) 651-8882

          with a copy to the Agent:

                           The Chase Manhattan Bank
                           c/o The Loan and Agency Services Group
                           One Chase Manhattan Plaza, 8th Floor
                           New York, New York  10081
                           Attention:  Janet M. Belden
                           Telecopy:  (212) 552-5658

          With a copy to:

                           Chase New England Corporation
                           85 Wells Avenue, Suite 200
                           Newton, Massachusetts  02159
                           Attention:  Roger A. Stone
                           Telecopy:   (617) 928-3057

or such additional parties and/or other address as such party may hereafter designate.


                              30.  MISCELLANEOUS

          30.1  Miscellaneous.  Anything contained in this Lease to the contrary
                -------------
notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of Lessee provided in this Lease, including any right or option described in Sections 15, 16, 22 or 21, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution and delivery of this Lease.

          30.2  Amendments and Modifications.  Neither this Lease nor any
                ----------------------------
provision hereof may be amended, waived, discharged or terminated except by an instrument in writing signed by Lessor and Lessee.

          30.3  Successors and Assigns.  All the terms and provisions of this
                ----------------------
Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          30.4  Headings and Table of Contents.  The headings and table of
                ------------------------------
contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          30.5  Counterparts.  This Lease may be executed in any number of
                ------------
counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

          30.6  GOVERNING LAW.  THIS LEASE HAS BEEN DELIVERED IN, AND SHALL IN
                -------------
ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE APPLICABLE PROPERTY IS LOCATED.

          30.7  Limitations on Recourse.  Except as expressly set forth in the
                -----------------------
Operative Agreements, Lessee agrees to look solely to Lessor's estate and interest in the Property, the proceeds of sale thereof, any insurance proceeds or any other award or any third party proceeds received by Lessor in connection with the Property for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor, the Trust Company member, partner or other owner of an interest, direct or indirect, in Lessor, or any director, officer, shareholder, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Property or any other liability of Lessor to Lessee; provided that nothing in this Section shall be construed to
                  --------
impair or limit the rights of Lessee against the Investors under the Operative Agreements. Nothing in this Section shall be interpreted so as to limit the terms of Section 6.1 or 6.2.

          30.8  Memorandum of Lease.  This Lease shall not be recorded, but
                -------------------
Lessor and Lessee shall, upon the execution and delivery of each Lease Supplement, execute and deliver a memorandum of this Lease (a "Memorandum of
                                                               -------------
Lease") substantially in the form of Exhibit B and otherwise in form suitable
-----                                ---------
for recording under the laws of the jurisdiction in which the Property covered by such Lease Supplement is located, which memorandum shall be recorded at Lessee's sole cost and expense.

          30.9  Priority.  On and prior to the Maturity Date, the Mortgage shall
                --------
be subject and subordinate to this Lease and following the Maturity Date, the Mortgage, at the sole election of the Agent, shall be senior to this Lease without any further act by any Person.

          30.10 Ground Lease.  During the Term, Lessee shall observe and perform
                ------------
all of the obligations of Lessor under any Ground Lease (including the payment of all rent and other amounts thereunder) and, in connection therewith, shall, prior to the occurrence and continuation of a Lease Event of Default, have the benefit of all of Lessor's rights as lessee under any Ground Lease.

          IN WITNESS WHEREOF, the parties have caused this Lease be duly executed and delivered as of the date first above written.

                               HARBORSIDE OF DAYTON LIMITED
                               PARTNERSHIP

                               By:  Harborside Health I Corporation,
                                 its general partner


                               By:  /s/ Stephen L. Guillard
                                  ----------------------------------------
                                 Name:  Stephen L. Guillard
                                 Title: Chief Executive Officer


                               HHC 1998-1 TRUST, by Wilmington Trust
                               Company, not individually but solely as Trustee


                                   By:  /s/ Charlotte Paglia
                                      -------------------------------------
                                     Name:   Charlotte Paglia
                                     Title:  Financial Services Officer


          Receipt of this original counterpart of the foregoing Lease is hereby acknowledged on this 11th day of August, 1998.


                               THE CHASE MANHATTAN BANK, as the Agent
                               for the Lenders


                               By: /s/ Robert Anastasio
                                  ----------------------------------------
                                 Name:  Robert Anastasio
                                 Title: Vice President

                                                                       Exhibit A
                                                                       ---------


                            LEASE SUPPLEMENT NO. __

          THIS LEASE SUPPLEMENT NO. __ (this "Lease Supplement") dated as of
                                              ----------------
_______________, between HHC 1998-1 TRUST, a Delaware business trust, as lessor (the "Lessor"), and HARBORSIDE OF DAYTON LIMITED PARTNERSHIP, a Massachusetts
      ------
limited partnership, as lessee (the "Lessee").
                                     ------

          WHEREAS, the Lessor is the owner of the Property described on Schedule I hereto (the "Leased Property") and wishes to lease the same to the Lessee;
               ---------------

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          31.  Definitions; Rules of Usage.  For purposes of this Lease
               ---------------------------
Supplement, capitalized terms used herein and not otherwise herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, dated as of August 11, 1998, among the Lessee, the Lessor, the Investors, the Agent, and the Lenders, as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          32.  The Properties.  Attached hereto as Schedule I is the description
               --------------
of the Leased Property. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Leased Property shall be subject to the terms and provisions of the Lease.

          33.  Ratification.  Except as specifically modified hereby, the terms
               ------------
and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

          34.  Original Lease Supplement.  The single executed original of this
               -------------------------
Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease Supplement (the "Original Executed Counterpart"). To
                                           -----------------------------
the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

          35.  GOVERNING LAW.  THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN, AND
               -------------
SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED

BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE APPLICABLE PROPERTY IS LOCATED.

          36.  Counterpart Execution.  This Lease Supplement may be executed in
               ---------------------
any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

          37.  Recordation. The Lessor and the Lessee agree that a memorandum of
               -----------
this Lease Supplement No. __ shall be recorded at the Lessee's sole cost and expense as required by the Lease.


          IN WITNESS WHEREOF, the parties have caused this Lease Supplement No. __ be duly executed and delivered as of the date first above written.


                              HARBORSIDE OF DAYTON LIMITED
                              PARTNERSHIP

                              By:  Harbor Health I Corporation,
                                its general partner


                              By:  ____________________________________
                                Name:
                                Title:


                              HHC 1998-1 TRUST, by Wilmington Trust
                              Company, not in its individual capacity but solely as Trustee


                                   By:______________________________
                                     Name:
                                     Title:

          Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged on this ___ day of ______, _____.


                                   THE CHASE MANHATTAN BANK, as the Agent
                                   for the Lenders


                                   By:____________________________________
                                     Name:
                                     Title: